Exhibit 99.2

1 Jefferies Renewables & Clean Energy Conference T.J. Rodgers, December 4, 2025 Wingspan 247' 747-400 211' Weight 1322 lbs Payload 726 lbs Helios 96,863' 170 mph @ 80,000' 14 x 2hp motors 65,000 Solar Cells 35,000 Watts Unbroken record Aug. 13, 2001 Bifacial cells Venture Funding Round SPWR (NASDAQ) Appreciation Opportunity of 4x to 11x September 3, 2026

2 Forward Looking Statements This presentation contains forward-looking statements, including statements concerning SunPower's equity offering and related impacts of the transactions. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "seek," "plan," "project," "target," "looking ahead," "look to," "move into," and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this presentation include, without limitation, the anticipated improvements in the SunPower Direct Division, SunPower's plans to return to profitability, the potential ROI multiple for the equity offering, SunPower's expectations to grow profitability next year to $500 million, and the forecasted solar industry growth to 30% market penetration by 2030. Forward-looking statements represent SunPower's current beliefs, estimates and assumptions only as of the date of this presentation and information contained in this presentation should not be relied upon as representing SunPower's estimates as of any subsequent date. Forward- looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to market risks, trends and conditions. These risks are not exhaustive. For additional information on these risks and uncertainties and other potential factors that could cause actual results to differ from the results predicted, readers should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our annual report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on April 14, 2026, our quarterly reports on Form 10-Q filed with the SEC, and other documents that we have filed with, or will file with, the SEC. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements in this presentation speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SunPower assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures In addition to providing financial measurements based on generally accepted accounting principles in the United States of America ("GAAP"), SunPower provides additional financial metrics in this presentation that are not prepared in accordance with GAAP ("non-GAAP"). Management believes the non-GAAP financial measures in this presentation, in addition to GAAP financial measures, are useful measures of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of SunPower's operating performance, such as amortization of goodwill and expensing employee stock options in addition to accounting for their dilutive effect, which facilitates the analysis of SunPower's core operating results across reporting periods. The non-GAAP financial measures do not replace the presentation of SunPower's GAAP financial results and should only be used as a supplement to, not as a substitute for, SunPower's financial results presented in accordance with GAAP. Descriptions of and reconciliations of the non-GAAP financial measures used in this presentation are included in the financial table above and related footnotes. We encourage investors to carefully consider our preliminary results under GAAP, as well as our preliminary non-GAAP information and the reconciliations between these presentations, to more fully understand our business. Non-GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

3 T.J. Rodgers SPWR CEO, Executive Chairman "To lead is to forfeit the right to make excuses." Dartmouth College 1970 Salutatorian (#2 in class) Physics (#1), Chemistry (#1) Trustee 2004-2012 (free speech, spending) Stanford & Silicon Valley PhDEE Solid State Electronics "Moore's Law" American MicroSystems: R&D, Engineering Advanced MicroDevices: running a Product Line Cypress Semiconductor 1982-2016 Founding CEO, 34-yr (record) Business Plan Funded April 7, 1983 IPO May 6, 1986: 37 months from funding Valuation: $270M ($770M today) Acquired in 2020: $10B Enphase Turnaround: $5B SunPower Status $111.3M Invested Shares held: 32.7M (22%) Debt held: $26.5M equivalent shares (17%) Employee share grants, 0; Salary, $0

4 Dick Swanson CEO SunPower T.J. Rodgers CEO Cypress Chair SunPower Saving SunPower S.F. Chronicle Jan. 2012 Technical superiority 2004

5 Autoline: Continuous River of Silicon – One Cell Per 2.5 Seconds

6 IPO SPIN OUT $2.6B 18.1x 2011 TOTAL SPWR set growth records and became a profitable $1.5B company before the hostile takeover by France's Total Oil in 2011

7 13 years later, SunPower went bankrupt and was re-acquired by T.J. Rodgers' company, Complete Solar

Re-Hired Genius SPWR Founder Dick Swanson



PhD Electrical Engineering, Stanford University

- 2012-present: Boards of directors: PowerOne, Noon Energy Systems, Bay Area PV Consortium, Worldwatch Institute, and Activate
- 2012-present: Advisory boards: UC Davis Physics Department, SunPreme, NREL
- 1991-2012: **Co-founder**, President, and CTO, **SunPower**
- 1975-1991: Associate EE Professor, Stanford University
- Member, National Academy of Engineering

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9 Jefferies Renewables & Clean Energy Conference T.J. Rodgers, December 4, 2025 Venture Funding Round SPWR (NASDAQ) Appreciation Opportunity of 4x to 11x August 5, 2026

10 Enphase Turnaround 2017-2020 In Q4'16 Enphase was in trouble with $90.6M in revenue and a market cap of $69.0M The market cap/revenue ratio crashed to P/S = $69.0M/(4 x 90.6M) = 0.19 The company was in serious cash flow trouble John Doerr and T.J. Rodgers together invested $10M to buy 12.7% of ENPH Rodgers went on the ENPH board, and engineered a 150x share price gain

11 Rodgers Silicon Valley Acquisition Corp. TJR on board Jan. 10, 2017 Invest $10 million at $0.9248, P/S = 0.19 New COO, April 10, 2017 Badri Kothandaraman New CEO, Sept. 3, 2017 Badri Kothandaraman Reward 150x Return 150x Nov. 25, 2020 Revenue >$1B OpInc > 30% Three-yr return 33.2x. This analysis assumes one-fourth of this gain or 8.3x

12 Enphase Turnaround 2017-2020 August 5, 2026 In Q4'16 Enphase was in trouble with $90.6M in revenue and a market cap of $69.0M Q3'26 SunPower $55.0M $45.4M The market cap/revenue ratio crashed to P/S = $69.0M/(4 x 90.6M) = 0.19 P/S = $45.4M/(4 x 55.0M) = 0.20 John Doerr and T.J. Rodgers together invested $10M to buy 12.7% of ENPH A venture capital consortium $20M 30.6% of SPWR The three-year results: 33.2x share price gain A three-year projection: 8.3x SunPower Turnaround 2026-2029 Same start 4x lower gain: SPWR is not ENPH Estimate #1

13 E $(39.6) $(5.9) $(1.7) $1.0 $4.9 $3.2 $(12.9) $(12.5) $0.9 $(45) $(40) $(35) $(30) $(25) $(20) $(15) $(10) $(5) $- $5 $10 3Q'24 4Q'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Revenue & Non-GAAP OpInc Results Owner TK, SGH: 08/08/2026 OpInc Revenue $78.4 $66.1 $64.5 $91.0 $72.8 $56.0 $83.5 (Millions) $81.1 10K Cleanup Ambia Execution Two bad quarters Street $75M ($1.04) Range Acquire SPWR Assets Acquire Sunder Assets Acquire Ambia Assets Acquire Greenlight Breakeven in 3 qtrs Record Record

14 E $(39.6) $(5.9) $(1.7) $1.0 $4.9 $3.2 $(12.9) $(12.5) $0.9 $(45) $(40) $(35) $(30) $(25) $(20) $(15) $(10) $(5) $- $5 $10 3Q'24 4Q'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Revenue & Non-GAAP OpInc Results Owner TK, SGH: 08/08/2026 OpInc Revenue $78.4 $66.1 $64.5 $91.0 $72.8 $56.0 $83.5 (Millions) $81.1 10K Cleanup Ambia Execution Two bad quarters Street $75M ($1.04) Range Acquire SPWR Assets Acquire Sunder Assets Acquire Ambia Assets Acquire Greenlight Assets Recovery Breakeven in 3 qtrs Record Record

15 $1.50-$2.00 $0.30 = 7.57x gain to return to prior share price. Estimate #2 August 3, 2026 Opportunity

16 Source: FactSet, Company Data, SEC filings. Price data based on last day of the month. Revenue for 2Q utilizes consensus estimates. RUN's revenue for 2Q & 3Q utilizes consensus estimates. . SPWR Revenue for 3Q $75mm. SGH: 08/02/2026 1.6x 1.2x 1.0x 1.0x 0.8x 0.7x 0.7x 0.8x 0.8x 0.8x 1.3x 1.4x 1.0x 1.0x 0.9x 1.5x 1.1x 1.1x 1.0x 1.3x 0.9x 0.72x 0.5x 0.5x 0.4x 0.4x 0.3x 0.4x 0.6x 0.4x 0.6x 0.5x 0.5x 0.6x 0.4x 0.4x 0.5x 0.7x 0.5x 0.5x 0.5x 0.7x 0.4x 0.18x - 0.3x 0.6x 0.9x 1.2x 1.5x 1.8x Oct Nov Dec '24 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '25 Jan Feb Mar Apr May Jun Jul RUN SPWR P/S Ratio 4.0x Share price gain for P/S → 0.72. Estimate #3

17 = 11.4x (Estimate #4) Share price multiple estimates: No. 1 No. 2 No. 3 No. 4 8.3x 7.6x 4.0x 11.4x ENPH 52-WK .72 PS Analyst ÷4 High Ratio August 3, 2026

18 ITC News Safe Habor Builds ITC Loss (-30%) What Happened?

19 Prices Stable to Up

20 Post Q1'26 losses -- $7.1M RIF 119 Four-day workweek Restructure corporate card spending $13 Million in Permanent Cost Reductions Post Q2'26 losses -- $5.9M RIF 30 – integration of Cobalt acquisition Second corporate card restructuring 5x headcount reduction

Excellent SPWR Board: 7 CEOs, 55% Independent

DIRECTOR	STATUS	PRIOR TITLE	DEGREE - UNIVERSITY	SOLAR VETERAN (Bolded)
T.J Rodgers		CEO	MA/PhD EE Stanford, BA Dartmouth	**SunPower, Complete Solar, Enphase,** Cypress
Tony Alvarez		CEO	MSEE Georgia Tech, BEE Georgia Tech	**Complete Solar, SunEdison**, Cypress
Will Anderson		CEO	MBA Stanford, BS Mgmt Science MIT	**Same Day Solar, Complete Solar**
Chris Lundell		CEO	MBA Finance BYU, BS Finance	**Vivint**, DOMO, Novell
Dan McCranie		CEO	BS EE Virginia Tech	ENVX, Cypress Semi, SEEQ, AMD
Ron Pasek	Independent	CFO	MBA Santa Clara, BS Finance SJSU	NetApp, Alterra, Sun Micro
Tidjane Thiam	Independent	CEO	MBA INSEAD, BS Ecole Polytechnique	Credit Suisse, Prudential, McKinsey
Devin Whatley	Independent	VC	MBA Penn, BA East Asian Studies UCLA	**Ecosytem Integrity Fund, Zep Solar, Pegasus**
Adam Gishen	Independent	VPIR	BS Int'l Studies Univ. of Leeds	Credit Suisse, Lehman Bros.
Bernard Gutmann	Independent	CFO	BS Management Engineering, Worcester	ON Semiconductor
Lothar Maier	Independent	CEO	BS Chemical Eng UC Berkley	Linear Tech, Cypress
	55%	7 CEOs		



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22 Jefferies Renewables & Clean Energy Conference T.J. Rodgers, December 4, 2025 Cash

23 ($5,000) $0 $5,000 $10,000 $15,000 $20,000 $25,000 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 SPWR Cash Balance ($k) Actuals Short term WW19 Mid-Q2'26 Cash update May 5, 2026 Note: EOQ2.1 assumes Yorkville fully paid off and ELOC active WorkWeek Q2 Q3 Sawtooth Raised: $25M Paid: $15.9M debt Net cash: +$9.1M Q2 Convert Interest

24 Cash & Funding August 4, 2026 Prepared By: EPB 08/04/26 Sources $10.1M PE bridge loan $5.0M 10% TJR investment1 $1.3M 10% TJR investment1 $6.8M ELOC $5.1M ELOC $2M TJR investment $5M TJR investment $19.8M 7% Convert $1.7M ELOC $2M TJR investment $30M 10% Convert (cash)2 $2.1M ELOC 1) Total deal value is $46M 2) Excluding $10M non-cash New convert, by Sunder debt cancellation, part of $46M 3) PE Standby Equity Purchase Agreement 4) Interest to be paid in Equity $3.8M ELOC $2.1M SEPA Equity Issuance3 $3.5M Foris Model (Not Guidance) $3M ELOC Funding Cash Cash $M 5 23 7 23 32 10 3 3 Uses $75M $4M $6.6M Existing Convert (#1-5) interest $1.9M Contingency for M&A $1.2M 7%/10% Convert interest $6M Existing Convert interest $1M 10% convert interest $2.4M Siemens payment $7.6M Sunder M&A payment (equity) $1M 10% convert interest $2.4M Siemens payment $4.0M Sunder M&A payment $7.8M PE bridge repay $4.8M Siemens payment $20.0M Sunder M&A payment $6M 7%/12% Convert interest (odd Qtrs) $1M 10% convert interest (every Qtr) +20

25 Given the cuts made, we will recover strongly in both revenue and profit in Q3'26, but cost cutting to survive on thin margins can only go so far. With the state-of-the-art Monolith and Monolith II panels, as well as the high-tech, high⁃margin jobs coming to our New Homes/Cobalt Division, we will move further into the premium segment of the solar market defined by sustainable technology advantages and commercial business. That will give advantages and premium pricing leverage to a currently very lean installation company. Conclusion

26 Dan McCranie SPWR Director – Marketing & Sales 10 NASDAQ BoDs: Enovix Mentor Graphics Freescale Semi Actel Semi Cypress Semi Xicor Semi On Semi CEO: SEEQ Technology VP Mktg/Sales: Cypress Semi, SEEQ Semi, Harris Semi

27 The US Residential Market is Still Nacient: US EIA 94.4% of qualified homes do not have solar 11/13/2024 2030 Fcst: 30% 2026 Update: 7% United States Even in California, only 15.5% of qualified homes have solar

28 Utility Solar Energy Dominate Exponential Growth 10-yr CAGR 20.8%

29 Residential CAGR 13%

30 Booked Jobs = Signed Contact + Design Complete + Funding Approved Our Bookings Are at Record Levels

3-Year Revenue Plan



$M
250
200
150
100
50
-
Actuals/Guidance
Model (Not Guidance)
2028
$750M
Outbound: 11.8%/qtr
200
2027
$476M
2025
$300M
2026
$307M
$96M/qtr cashflow positive
$76M/qtr opinc breakeven
75
Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Q1'27 Q2'27 Q3'27 Q4'27 Q1'28 Q2'28 Q3'28 Q4'28
SunPower Direct
Sunder
New Homes

Owner JDM, TK, EPB 2026-07-22

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SunPower $1 Billion Mission

(September 2025)

Our Vision

SunPower will again be recognized as No. 1 in solar by introducing advanced hardware and software-controlled solar system products.

Now Exclusive 470W Monolith REC panel (<50 lbs)
Q4'26 REC residential bifacial panel (>500W)
Perovskite-silicon tandem panel (2 years)
Now IQ8 ENPH inverter (Sunlight backup)
Now IQ9 inverter (GaN provides 240V/480V)
Now EV zero carbon (charge car with solar electrons)
EV battery for backup


HELIOS

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33 Jefferies Renewables & Clean Energy Conference T.J. Rodgers, December 4, 2025 Bookings Q3'26

34 Sunder Energy Acquisition One of the Top Residential Solar Sales Forces in the U.S. Eric Nielsen, Co-Founder and President 17 yrs in direct sales MBA (Ohio State), BS Finance and BS Econ (Utah State) EVP of Four Combined Sales Forces 34

35 35 35 + 22 States 45 States Sunder Acquisition Doubles Coverage Especially in CA, TX, FL

36 "Door Knockers" Fail 98.2% Of The Time Mandates 1,500 Contract (1099) Sales People for $300M Revenue

37 Sunder Sales: "Setter" Knocks Prepared by EPB, 2026-07-22, Presenter: ESN Work Week OWNER: ESN 8/5/26 # Assumes 333 knocks/one booking @ 50 knocks/day → 0.75 bookings/man-week Knocks → Discussions → Lead → Pitch → Booking Setter Setter Setter Closer Closer Yield 16% 11% 20% 85% Cum Yld 16% 1.76% 0.35% 0.30% 1M knocks/qtr $300M revenue Sales Yield Statistics

38 Jobs ($32,700 average) Total "FDCs" (Yield to Revenue 85%) FDC = Contract + Design Done + Funding Approved

39 SPWR – Revenue Q3'26 Prepared by EPB, 2026-07-22, Presenter: EPB OWNER: TJR Street (7/28) Work Week BOQ est EPB-189A BOQ EOQ Our plan is to recover revenue this quarter EOQ est street

40 1126 964 753 448 246 295 893 976 705 769 69 306 205 97 197 229 1126 964 1646 1590 1454 1498 0 200 400 600 800 1000 1200 1400 1600 1800 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 SunPower 1099 Headcount CBA: 07/02/2026 Old-SPWR +Sunder +Ambia +Purelight Employees 710

Surinder S. Bedi

EVP, Quality, Engineering and Customer Success



EDUCATION:

- MS Industrial & Systems Engineering, Ohio University
- BS Mechanical Engineering, Bangalore University
- Executive Management, Technology & Strategic Innovation, Stanford University Graduate School of Business.

AWARDS:

- Award: **Intel** Quality Leadership, Intel Corporation
- Award: **Applied Materials** President Gold Leadership
- Award: **Applied Materials** President Annual Quality Leadership
- Award: The Philippine Exemplary Performance. **SunPower** Presented by their president
- Award Product Innovation **Bifacial** Solar, Frost & Sullivan
- 12 US Patents

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42 Salt Lake Billboard

SunPower & REC: JDA Technology Partnership

To Develop and Commercialize Advanced Solar Technology

Monolith, Launched in Q1'26

- **Heterojunction** Technology, N Type Cell
- Gapless Cell Layout: Robust Reliability
- Superior Module Efficiency: 22.6%
- Most Powerful: 470W
- Lowest Temp. Coefficient: -0.24%/°C
- Light: 50 lbs, 2.08 m^2, Glass 3.2 mm
- Enhanced Output: Morning, Evening, Cloudy
- Lowest degradation at year 25 (P_{max}) = 92.5%
- Power Density, 226 W/m^2, High Lifetime kWh
- Warranty: 25-year Power and Product

Monolith II Bifacial, *Coming Soon*

- Premium Heterojunction **Bifacial** Technology
- Superior Module Efficiency: 23.1%
  - Bifacial index: 70% P_{max} (rear)
- Most Powerful: 520W
- Light: 50 lbs, 2.08 m^2, Glass 1.6 mm (F&R)
- Power Density, 231 W/m^2, + Backside Boost
  - Residential: **3-5%** rear boost
  - Commercial: **5-10%** rear boost
- Fire Type: 38 (Robust Fire Resistance)
- Warranty: 30-year Power and Product

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44 First Bifacial Panel Shipment

45 John Bergh CEO Cobalt Power Systems Self-made man Left college to run family water well business upon father's death SunPower: Rose to Silicon Valley Sales Manager Qcells: Director Biz Dev $336 million business Bought Cobalt Power Systems (2025 rev: $33 million) Invented Cobalt concept: Sales System Designers Athlete (college football) Coach (Youth sports: football, basketball & baseball)

46 First Monolith System: Santa Cruz, CA Enphase IQ8X Inverters Maximize kWh/yr = $ Owner Paid a Higher Price and Made a Higher Return

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52 Owner SGH: 07/17/2026 Double Major Accounting & Finance, Northeastern Illinois MBA from University of Chicago Most recently, CFO of Bespoken Spirits (Kentucky startup) Doubled revenue, cutting operating expenses by half Prior 15 years at Beam Suntory (public company) Started as an accountant, then six promotions to: Head of finance for a $2 billion mfg unit Tom Kowalzcuk, CFO Tom Kowalzcuk CFO

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Spec Template 12645 / A Questions